Aristotle/Saul Opportunity Fund
Class I: ARSOX
A series of the Investment Managers Series Trust

Supplement Dated, January 2, 2014
To the Summary Prospectus, Prospectus, and Statement of Additional Information
Dated May 1, 2013, as supplemented

The following is added to the sub-section titled “Portfolio Managers” on page 4 of the Fund’s Summary Prospectus and Prospectus:

Alberto Jimenez Crespo, CFA and Gregory D. Padilla, CFA have been co-portfolio managers of the Fund since January 1, 2014.

The following is added to the sub-section titled “Portfolio Managers” in the “Management of the Fund” section on page 10 of the Fund’s Prospectus:

Portfolio Managers
Howard Gleicher, Alberto Jimenez Crespo, and Gregory D. Padilla are jointly and primarily responsible for the day to day portfolio management of the Fund.  All investment decisions are made by the portfolio managers as a team.

Alberto Jimenez Crespo, CFA has over 15 years of investment experience. Mr. Jimenez joined Aristotle as a Portfolio Manager on January 1, 2014.  From June 2012 through June 2013, he was an Equity Analyst and Portfolio Manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team.  Prior to Vinik Asset Management, Mr. Jimenez was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed an international value strategy from June 2009 through March 2012 and the Lipper award winning Nuveen Tradewinds Global Natural Resource Fund from (July 2006 to March 2012).  In addition to his portfolio management responsibilities he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global resource sectors for all Tradewinds Global Investors funds and separate accounts.  Prior to Tradewinds, Mr. Jimenez conducted investment manager due diligence as an Equity Analyst in Merrill Lynch’s private client group.  He also spent a portion of his time providing investment advice to financial advisors pertaining to commodity trends and natural resources.  Additionally, he spent three years as a sell-side Equity Analyst at Salomon Smith Barney in New York as part of the global research team.  Mr. Jimenez holds Bachelor of Science and Master of Science degrees in Mining Engineering from Universidad Politécnica de Madrid and a Master of Science degree in Mineral Economics from Colorado School of Mines and is a CFA® charterholder.

Gregory D. Padilla, CFA has over nine years of investment experience. Mr. Padilla joined Aristotle as a Portfolio Manager on January 1, 2014.  From June 2012 through June 2013, he was an Equity Analyst and Portfolio Manager at Vinik Asset Management where he managed a portion of the Global Value long-short portfolio and was a senior member of the Global Value investment team.  Prior to Vinik Asset Management, Mr. Padilla was a Managing Director at Tradewinds Global Investors, LLC, where he co-managed the Lipper award winning Nuveen Tradewinds Global Natural Resource Fund from October 2008 through March 2012 and assisted in management of the Nuveen Tradewinds Value Opportunities Fund from September 2011 through March 2012.  In addition to his portfolio management responsibilities he was a senior member of the investment team from 2006 through 2012 with primary analyst responsibility for businesses in the global energy, industrial and utility sectors for all Tradewinds Global Investors funds and separate accounts.  Mr. Padilla holds a Bachelor of Science degree in Finance from Arizona State University and an MBA with honors and concentration in investments and financial markets from the USC Marshall School of Business and is a CFA® charterholder.

The following is added to the section entitled “MANAGEMENT OF THE FUNDS - Portfolio Managers” on page B-27 of the Fund’s Statement of Additional Information:

The information provided below is as of January 1, 2014.

Alberto Jimenez Crespo, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	--	$0
Other Pooled Investments	None	$0	--	$0
Other Accounts	None	$0	--	$0

Gregory D. Padilla, CFA
			With Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Registered Investment Companies	None	$0	--	$0
Other Pooled Investments	None	$0	--	$0
Other Accounts	None	$0	--	$0

Compensation. The Portfolio Managers are paid a base salary and are eligible to participate in the company’s annual bonus pool.  The portfolio managers’ compensation arrangements are not determined on the basis of specific funds or accounts managed.

Ownership of the Funds by Portfolio Managers.  As of January 1, 2014, Messrs. Jimenez and Padilla did not own any shares of the Fund.

Please retain this Prospectus Supplement with your records.